EXHIBIT 1.1


                             First Industrial, L.P.
  $100,000,000 of 6 1/2% Dealer remarketable securitiessm* ("Drs.sm") due 2011


                             Underwriting Agreement


                                                                  March 26, 1998

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
MERRILL LYNCH, PIERCE FENNER & SMITH
INCORPORATED
UBS SECURITIES LLC
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

     First Industrial, L.P., a Delaware limited partnership (the "Operating Partnership"), by this agreement (the "Agreement") proposes to issue and sell to the underwriters named in Schedule II hereto (collectively, the "Underwriters"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), each as specified in Schedule I hereto, to be issued under the indenture as supplemented by the fourth supplemental indenture thereto (collectively, the "Indenture") between the Operating Partnership and First Trust National Association, as trustee (the "Trustee").

     The Operating Partnership and First Industrial Realty Trust, Inc., a Maryland corporation and the sole general partner of the Operating Partnership (the "Company"), have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company

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*    "Dealer  remarketable(sm)"  securities"  and "Drs.sm" are service  marks of
     J.P. Morgan Securities Inc.

or the Operating Partnership, as the case may be. The Operating
Partnership also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a prospectus supplement specifically relating to the Securities (a "Prospectus Supplement"). The registration statement as amended to the date of this Agreement and including any registration statement filed pursuant to Rule 462(b) under the Securities Act (a "Rule 462(b) Registration Statement") is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by any applicable Prospectus Supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     Each of the Company and the Operating Partnership hereby severally agrees with the Underwriters as follows:

     1. The Operating Partnership agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Operating Partnership the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

     2. The Operating Partnership understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

     3. Payment for the Securities shall be made to the Operating Partnership or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as you and the Operating Partnership may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, the Underwriters of the Securities registered in such names and in such denominations as you shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Operating Partnership. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City or the City of Chicago. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through the book entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by you by 1:00 P.M. New York City time on the Business Day prior to the Closing Date at such place in New York City as you, DTC and the Operating Partnership shall agree.

     4. The Company and the Operating Partnership, jointly and severally, represent and warrant to each Underwriter as of the date hereof and the Closing Date that:

          (a) The Company and the Operating Partnership meet the requirements for use of Form S-3, and the Registration Statement has been declared effective by the Commission;

          (b) The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus and, if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "TIA") and will contain all statements required to be stated therein in accordance with the Securities Act and the TIA. The Prospectus, including the financial statements, schedules and related notes included or incorporated by reference in the Prospectus, and if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the TIA and will contain all statements required to be stated therein in accordance with the Securities Act and the TIA. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date, no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in or-der to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of its date, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Securities, the Company and the Operating Partnership will have complied or will comply with the requirements of Rule 111 under the Securities Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 4(b) do not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA (the "Form T-1"), and (ii) any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Operating Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. Neither the Company nor the Operating Partnership has distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Securities Act (which were disclosed to the Underwriters and the Underwriters' counsel);

          (c) Any preliminary prospectus supplements, filed pursuant to Rule 424 under the Securities Act and each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with all applicable provisions of the Securities Act; did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information included in, and incorporated by reference in, the Prospectus, at the time the Registration Statement became effective, as of the date of the Prospectus and as of the Closing Date, or during the period specified in Section 5(e) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The fore-going representations and warranties in this Section 4(d) do not apply to the Form T-1 or to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Operating Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto;

          (e) The Company has been duly organized and is validly existing as a corporation under and by virtue of the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the Delaware Uniform Limited Partnership Act. Each of First Industrial Financing Partnership, L.P. (the "Financing Partnership"), First Industrial Securities, L.P. ("Securities, L.P."), First Industrial Mortgage Partnership, L.P. (the "Mortgage Partnership"), First Industrial Indianapolis, L.P. ("FII"), First Industrial Harrisburg, L.P. ("FIH"), First Industrial Development Services, L.P. ("DSG") and First Industrial Pennsylvania Partnership, L.P. ("FIP") (the Financing Partnership, Securities, L.P., the Mortgage Partnership, FII, FIH, DSG and FIP are referred to collectively herein as the "Partnership Subsidiaries") has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the laws of its jurisdiction of organization. F.R. Development Services, L.L.C. ("FRDS") has been duly organized and is validly existing as a limited liability corporation in good standing under and by virtue of the laws of its jurisdiction of organization. Each of First Industrial Securities Corporation ("FISC"), First Industrial Finance Corporation ("FIFC"), First Industrial Mortgage Corporation ("FIM"), First Industrial Pennsylvania Corporation ("FIPC"), First Industrial Indianapolis Corporation ("FIIC"), First Industrial Harrisburg Corporation ("FIHC"), FI Development Services Corporation ("FIDSC"), FR Acquisitions, Inc. ("FRA") and First Industrial Management Corporation ("FIMC," and together with FISC, FIFC, FIM, FIPC, FIIC, FIHC, FIDSC and FRA are referred to collectively herein as the "Corporate Subsidiaries," and the Partnership Subsidiaries and the Corporate Subsidiaries are referred to herein collectively as the "Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under and by virtue of the laws of its jurisdiction of incorporation. Other than the Corporate Subsidiaries and the Partnership Subsidiaries, no entities in which the Company owns any equity securities constitute, individually or in the aggregate, a "significant subsidiary" under Rule 1-02 of Regulation S-X promulgated under the Exchange Act. The Company is the sole general partner of the Operating Partnership. FIFC is a wholly-owned subsidiary of the Company and is the sole general partner of the Financing Partnership. FIM is a wholly-owned subsidiary of the Company and is the sole general partner of the Mortgage Partnership. FISC is a wholly-owned subsidiary of the Company and is the sole general partner of Securities, L.P. The Operating Partnership and FISC are the only limited partners of Securities, L.P. FIPC is a wholly-owned subsidiary of the Company and is the sole general partner of FIP. FIIC is a wholly-owned subsidiary of the Company and is the sole general partner of FII. FIHC is a wholly-owned subsidiary of the Company and is the sole general partner of FIH. FIDSC is a wholly-owned subsidiary of the Company and is the sole general partner of DSG. FRDS is a wholly-owned subsidiary of the Operating Partnership. The Operating Partnership is the sole limited partner of each Partnership Subsidiary (except for Securities, L.P.). The Company, the Operating Partnership and each of the Subsidiaries has, and at the Closing Date will have, full corporate or partnership power and authority, as the case may be, to conduct all the activities conducted by it, to own, lease or operate all the properties and other assets owned, leased or operated by it and to conduct its business in which it engages or proposes to engage as described in the Registration Statement or the Prospectus and the transactions contemplated hereby and thereby. The Company and each of the Corporate Subsidiaries is, and at the Closing Date will be, duly qualified or registered to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualifications or registration will not have a material adverse effect on (i) the condition, financial or otherwise, or the earnings, assets or business affairs or prospects of the Operating Partnership, Company and their Subsidiaries, taken as a whole or on the 493 in service properties owned, directly or indirectly, by the Company as of September 30, 1997, (the "Properties") taken as a whole, (ii) the issuance, validity or enforceability of the Securities or the enforceability of the Indenture or (iii) the consummation of any of the transactions contemplated by this Agreement and/or the Indenture (each a "Material Adverse Effect"), which jurisdictions of foreign qualification or registration are attached on
     Schedule IV hereto. The Operating Partnership and each of the Partnership Subsidiaries is, and at the Closing Date will be, duly qualified or registered to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualifications or registration will not have a Material Adverse Effect, which jurisdictions of foreign qualification or registration are attached on Schedule IV hereto. Complete and correct copies of the articles of incorporation and of the by-laws of the Company, the certificate of limited partnership and agreement of limited partnership of the Operating Partnership and the charter documents, partnership agreements and other organizational documents of the Subsidiaries and all amendments thereto as have been requested by the Underwriters or their counsel have been delivered to the Underwriters or their counsel;

          (f) The Securities have been duly authorized by the Company, as general partner of the Operating Partnership, and, when authenticated and delivered by the Trustee in accordance with the terms of the Indenture, and paid for by the Under-writers pursuant to this Agreement, such Securities will be valid and legally binding unsecured obligations of the Operating Partnership entitled to the benefit of the Indenture and enforceable against the Operating Partnership in accordance with their respective terms, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; the Indenture has been duly qualified under the Trust Indenture Act and prior to the issuance of the Securities will be duly authorized, executed and delivered by the Operating Partnership and the Company, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Operating Partnership and the Company, enforceable in accordance with its terms subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; the Securities will conform, and the Indenture will conform, to the statements relating thereto contained in the Prospectus; and the Securities are in the form contemplated by the Indenture;

          (g) As of the Closing Date, the partnership agreement of the Operating Partnership will have been duly authorized, executed and delivered by the Company, as general partner and a limited partner and the partnership agreement of each Partnership Subsidiary will have been duly authorized, validly executed and delivered by each partner thereto and (assuming in the case of the Operating Partnership the due authorization, execution and delivery of the partnership agreement by each limited partner other than the Company) each such partnership agreement will be a valid, legally binding and enforceable in accordance with its terms immediately following the Closing Date subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. All of the issued and outstanding shares of capital stock of the Company and each Corporate Subsidiary will have been duly authorized and are validly issued, fully paid and non-assessable; and (except as described in the Prospectus) will be owned directly or indirectly (except in the case of the Company) by the Company or the Operating Partnership, as the case may be, free and clear of all security interests, liens and encumbrances, (except for pledges in connection with the loan agreements of the Company, the Operating Partnership and the Subsidiaries) and all of the partnership interests in each Partnership Subsidiary will have been duly authorized and are validly issued, fully paid, and (except as described in the Prospectus) will be owned directly or indirectly by the Company or the Operating Partnership, free and clear of all security interests, liens and encumbrances (except for pledges in connection with the loan agreements of the Company, the Operating Partnership and the Subsidiaries);

          (h) The financial statements, supporting schedules and related notes included in, or incorporated by reference in, the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial condition of the entity or entities or group presented or included therein, as of the respective dates thereof, and its consolidated results of operations and cash flows for the respective periods covered thereby, are all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included or incorporated by reference therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements, schedules and notes included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entity or entities or group presented or included therein. Except as otherwise noted in the Prospectus, pro forma and/or as adjusted financial information included or incorporated by reference in the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the American Institute of Certified Public Accountants ("AICPA") guidelines with respect to pro forma and as adjusted financial information, and includes all adjustments necessary to present fairly the pro forma and/or as adjusted financial condition of the entity or entities or group presented or included therein at the respective dates indicated and the results of operations and cash flows for the respective periods specified. The Company's and the Operating Partnership's ratio of earnings to fixed charges included in the Prospectus and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. No other financial statements (or schedules) of the Company, the Operating Partnership and the Partnership Subsidiaries or any predecessor of the Company and/or the Operating Partnership and the Partnership Subsidiaries are required by the Act or the Exchange Act to be included in the Registration Statement or the Prospectus. Coopers & Lybrand L.L.P. (the "Accountants") who have reported on such financial statements, schedules and related notes, are independent public accountants with respect to the Company, the Operating Partnership and the Partnership Subsidiaries as required by the Securities Act;

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date,

     (i) there has not been and will not have been, except as set forth in or contemplated by the Registration Statement and the Prospectus, any change in the capitalization, long term or short term debt or in the capital stock or equity of each of the Operating Partnership and the Company or any of the Subsidiaries which would be material to the Operating Partnership, the Company and the Subsidiaries considered as one enterprise (anything which would be material to the Operating Partnership, the Company and the Subsidiaries, considered as one enterprise, being hereinafter referred to as "Material"), (ii) except as described in the Prospectus, neither the Operating Partnership, the Company nor any of the Subsidiaries has incurred nor will any of them incur any liabilities or obligations, direct or contingent, which would be Material, nor has any of them entered into nor will any of them enter into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Prospectus, which would be Material, (iii) there has not been any Material Adverse Effect, (iv) except for regular quarterly distributions on the Company's shares of common stock, par value $0.01 per share (the "Common Stock"), and the dividends on the shares of the Company's (a) Series A Cumulative Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), (b) Depositary Shares each representing 1/100 of a share of 8 3/4 Series B Cumulative Preferred Stock (the "Series B Preferred Stock"), (c) Depositary Shares each representing 1/100 of a share of 8_ Series C Cumulative Preferred Stock (the "Series C Preferred Stock"), (d) Depositary Shares each representing 1/100 of a share of 7.95% Series D Cumulative Preferred Stock (the "Series D Preferred Stock") and (e) Depositary Shares each representing 1/100 of a share of 7.90% Series E Cumulative Preferred Stock (the "Series E Preferred Stock") the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its capital stock, and (v) except for distributions in connection with regular quarterly distributions on Units, the Operating Partnership has not paid any distributions of any kind on its Units;

          (j) Neither the Operating Partnership, the Company nor any of the Subsidiaries is, or as of the Closing Date will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          (k) To the knowledge of the Company or the Operating Partnership, except as set forth in the Registration Statement and the Prospectus, there are no actions, suits, proceedings, investigations or inquiries, pending or, after due inquiry, threatened against or affecting the Operating Partnership, the Company or any of the Subsidiaries or any of their respective officers or directors in their capacity as such or of which any of their respective properties or assets or any Property is the subject or bound, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect;

          (l) The Operating Partnership, the Company and each of the Subsidiaries (i) has, and at the Closing Date will have, (A) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus and are in material compliance with such, and (B) complied in all material respects with all laws, regulations and orders applicable to it or its business and (ii) are not, and at the Closing Date will not be, in breach of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract, joint venture or partnership agreement or other agreement or instrument (collectively, a "Contract or Other Agreement") or under any applicable law, rule, order, administrative regulation or administrative or court decree to which it is a party or by which any of its other assets or properties or by which the Properties are bound or affected, except where such default, breach or failure will not, either singly or in the aggregate, have a Material Adverse Effect. To the knowledge of the Operating Partnership, the Company and each of the Subsidiaries, after due inquiry, no other party under any Material contract or other agreement to which it is a party is in default thereunder, except where such default will not have a Material Adverse Effect. Neither the Operating Partnership, the Company nor any of the Subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational document, as the case may be;

          (m) No Material consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body or any other entity is required in connection with the offering, issuance or sale of the Securities hereunder except such as have been obtained under the Securities Act, the Exchange Act and the TIA and such as may be required under state securities, Blue Sky or real estate syndication laws or the by-laws, the corporate financing rule or the conflict of interests rule of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Securities or such as have been received prior to the date of this Agreement, and except for the filing of this Agreement and the Indenture with the Commission as exhibits to a Form 8-K, which the Operating Partnership and the Company agree to make in a timely manner;

          (n) The Company and the Operating Partnership have full corporate or partnership power, as the case may be, to enter into this Agreement and the Remarketing Agreement between the Operating Partnership and J.P. Morgan Securities Inc., as remarketing dealer with respect to the Purchased Securities (as defined therein) (the "Remarketing Agreement"). Each of this Agreement and the Remarketing Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, constitutes a valid and binding agree-ment of the Company and the Operating Partnership and assuming due authorization, execution and delivery by the Underwriters (in the case of this Agreement) and J.P. Morgan Securities Inc. (in the case of the Remarketing Agreement), is enforceable against the Operating Partnership in accordance with the terms hereof and thereof subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement, the Remarketing Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, and compliance by each of the Company, the Operating Partnership and the Subsidiaries with its obligations hereunder and thereunder, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Operating Partnership, the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational documents of the Operating Partnership, the Company or any of the Subsidiaries, any Contract or Other Agreement to which the Operating Partnership, the Company or any of the Subsidiaries is a party or by which the Operating Partnership, the Company or any of the Subsidiaries or any of their assets or properties are bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency (foreign or domestic) or body applicable to the business or properties of the Operating Partnership, the Company or any of the Subsidiaries or to the Properties, in each case except for liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect;

          (o) As of the Closing Date, the Operating Partnership, the Company and each of the Subsidiaries will have good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement or the Prospectus, or such as secure the Company's loan facilities of the Operating Partnership, the Company and the Subsidiaries, or would not result in a Material Adverse Effect;

          (p) To the knowledge of the Company and the Operating Partnership: (i) no lessee of any portion of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the Properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and
     (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties except such proceedings or actions that would not have a Material Adverse Effect;

          (q) The Operating Partnership, the Company and the Partnership Subsidiaries have property, title, casualty and liability insurance in favor of the Operating Partnership, the Company or the Partnership Subsidiaries with respect to each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted by the Operating Partnership, the Company and the Partnership Subsidiaries except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks;

          (r) Except as disclosed in the Prospectus, and, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect; (i) to the knowledge of the Operating Partnership, the Company and the Subsidiaries, after due inquiry, the operations of the Operating Partnership, the Company and the Subsidiaries are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (ii) to the knowledge of the Operating Partnership, the Company and the Subsidiaries, after due inquiry, none of the Operating Partnership, the Company or the Subsidiaries has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (iii) none of the Operating Partnership, the Company or the Subsidiaries has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (iv) none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (v) no Property is included or, to the knowledge of the Operating Partnership, the Company or the

     Subsidiaries, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA"), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and its Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law;

          As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCB's, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. ss. 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ss. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. ss. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. ss. 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. ss. 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss. 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance.

          None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Operating Partnership, the Company or any of the Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Operating Partnership, the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

          (s) The Company, the Operating Partnership and the Subsidiaries are organized and operate in a manner so as to qualify as a real estate investment trust ("REIT") under Sections 856 through 860 of the Code, as amended (the "Code"), and have elected to be taxed as a REIT under the Code commencing with the taxable year ending December 31, 1994. The Company, the Operating Partnership and the Subsidiaries intend to continue to qualify as a REIT for the foreseeable future;

          (t) There is no document or contract of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required, except for the filing of this Agreement and the Indenture with the Commission as exhibits to a Form 8-K, which the Company agrees to make in a timely manner, and the descriptions thereof or references thereto are accurate in all material respects;

          (u) None of the Operating Partnership, the Company or any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Operating Partnership, the Company or the Subsidiaries, after due inquiry, is any such dispute threatened which would be Material;

          (v) The Operating Partnership, the Company and the Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. To the knowledge of the Company or the Operating Partnership, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Operating Partnership, the Company and the Subsidiaries, of such trademarks and trade names does not, to the Company's or the Operating Partnership's knowledge, infringe on the rights of any person;

          (w) Each of the Operating Partnership, the Company and the Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not result in a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the fore-going would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not result in a Material Adverse Effect;

          (x) The Operating Partnership and each of the Partnership Subsidiaries is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership";

          (y) No relationship, direct or indirect, exists between or among the Company, the Operating Partnership or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Operating Partnership or the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

          (aa) The Company and the Operating Partnership have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company and the Operating Partnership have not distributed and have agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Securities Act (which were disclosed to you and your counsel);

          (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets, financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (cc) Any certificate or other document signed by any officer or authorized representative of the Operating Partnership, the Company or any Subsidiary, and delivered to the Underwriters or to counsel for the Underwriters in connection with the sale of the Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby;

          (dd) The Securities will have an investment grade rating from one or more nationally recognized statistical rating organization at each applicable Representation Date as specified in Schedule I hereto; and

          (ee) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted, or to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

     5. Each of the Company and the Operating Partnership covenants and agrees with each Underwriter as follows:

          (a) In respect of the offering of the Securities, the Operating Partnership will (i) prepare a Prospectus Supplement setting forth the aggregate principal amount of Securities covered thereby and their terms not otherwise specified in the Basic Prospectus pursuant to which the Securities are being issued, the names of the Underwriters participating in the offering and the aggregate principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Operating Partnership, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Underwriters and the Operating Partnership deem appropriate in connection with the offering of the Securities, (ii) file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act no later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities and (iii) furnish copies of the Prospectus to the Underwriters and to such dealers as you shall specify in New York City prior to 10:00 A.M., New York City time, as soon as practicable after the date of this Agreement in such quantities as you may reasonably request;

          (b) The Operating Partnership will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. At any time when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, the Operating Partnership will advise you promptly and, if requested by you, confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement (ii) the transmittal to the Commission for filing of any Prospectus or other supplement or amendment to the Prospectus to be filed pursuant to the Securities Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, any preliminary prospectus, the Prospectus or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Operating Partnership will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time;

          (c) The Operating Partnership will furnish to you without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated by reference, and to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it and document incorporated by reference, as you may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (d) At any time when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, not to file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus or any Term Sheet, if applicable, of which you shall not previously have been advised or to which you or counsel for the Underwriters shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, Rule 462(b) Registration Statement, Term Sheet, or amendment or supplement to the Prospectus which, in the opinion of counsel for the Underwriters, may be necessary in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (e) If, at any time when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, any event shall occur as a result of which, in the opinion of counsel for the Underwrit-ers, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Operating Partnership will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that the statements in the Prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with any law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request;

          (f) The Operating Partnership will use its best efforts, in cooperation with the Underwriters, to qualify, register or perfect exemptions for the Securities for offer and sale by the several Underwriters to qualified institutions under the applicable state securities, Blue Sky and real estate syndication laws of such jurisdictions as you may reasonably request; provided, however, the Operating Partnership will not be required to qualify as a foreign limited partnership, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its partnership agreement that the general partner of the Operating Partnership reasonably determines to be contrary to the best interests of the Operating Partnership and its unitholders. In each jurisdiction in which the Securities have been so qualified or registered, the Operating Partnership will use all reasonable efforts to file such statements and reports as may be required by the laws of such jurisdiction, to continue such qualification or registration in effect for so long a period as the Underwriters may reasonably request for the distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such qualification or registration; provided, however, the Operating Partnership will not be required to qualify as a foreign limited partnership, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its partnership agreement that the general partner of the Operating Partnership reasonably determines to be contrary to the best interests of the Operating Partnership and its unitholders;

          (g) To make generally available to the holders of the Securities as soon as reasonably practicable but not later than sixty days after the close of the period covered thereby (ninety days in the event the close of such period is the close of the Operating Partnership's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act) covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than ninety days after such date) which shall satisfy the provisions of Section 11(a) of the Securities Act, and, if required by Rule 158 of the Securities Act, to file such statement as an exhibit to the next periodic report required to be filed by the Operating Partnership under the Exchange Act covering the period when such earnings statement is released;

          (h) During the period of five years after the date of this Agreement, the Company and the Operating Partnership will furnish to you as soon as available (x) a copy of each regular and periodic report, financial statement or other publicly available information of the Operating Partnership, the Company and any Subsidiary mailed to the holders of the Securities or filed with the Commission or any securities exchange and (y) such other publicly available information concerning the Operating Partnership, the Company and any Subsidiary as you may reasonably request;

          (i) During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act;

          (j) The Operating Partnership will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendment thereto (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(e), (ii) the printing and delivery of this Underwriting Agreement, the Indenture, the Remarketing Agreement, any Supplemental Indentures and the Blue Sky Memorandum, (iii) the qualification or registration of the Securities for offer and sale under certain limited securities, Blue Sky or real estate syndication laws of certain states in accordance with Section 5(f) hereof,
     (iv) the fee of and the filings and clearance, if any, with the NASD in connection with the Offering, (v) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (vi) furnishing such copies of the Registration Statement, the preliminary prospectus, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (vii) the preparation, issuance and delivery of certificates for the Securities to the Underwriters, (viii) the costs and charges of any transfer agent or registrar, (ix) the costs and expenses of the Trustee under the Indenture, (x) any expenses incurred by the Operating Partnership in connection with a "road show" presentation to potential investors, (xi) any transfer taxes imposed on the sale by the Operating Partnership of the Securities to the Underwriters and (xii) the fees and disbursements of the Operating Partnership's counsel and accountants;

          (k) The Operating Partnership will use its best efforts to do and perform all things required to be done and performed under this Agreement by the Operating Partnership prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities;

          (l) The Operating Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus Supplement under "Use of Proceeds";

          (m) The Operating Partnership will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Securities Act copies of the Prospectus;

          (n) The Operating Partnership will use its best efforts to continue to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") unless the Operating Partnership's general partner determines that it is no longer in the best interests of the Operating Partnership to be so qualified;

          (o) To take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc ("Moody's"), Fitch Investors Services, L.P. or any other nationally recognized rating organization to provide their respective credit ratings of the Securities, as specified in Schedule I hereto; and

          (p) The Operating Partnership and the Company will execute a supplemental indenture (a "Supplemental Indenture") designating each series of debt securities to be offered and its related terms and provisions in accordance with the provisions of the Indenture.

     6. The several obligations of the Underwriters hereunder shall be subject to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the following conditions:

          (a) the Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration

     Statement or the Prospectus shall be in effect, and no proceedings for such purpose shall have been commenced or shall be pending before or threatened by the Commission to the knowledge, after due inquiry, of the Company or the Operating Partnership; no stop order suspending the effectiveness of the Registration Statement or the Prospectus shall be in effect and no proceedings for such purpose shall have been commenced or shall be pending before or threatened by the state securities authority of any jurisdiction, to the knowledge of the Company or the Operating Partnership; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

          (b) all the representations and warranties of the Company and the Operating Partnership contained in this Agreement shall be true and correct, in all material respects, on the Closing Date, with the same force and effect as if made on and as of the Closing Date and the Company and the Operating Partnership shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Operating Partnership by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material change in the capital stock, partners' equity or long-term debt of the Company, the Operating Partnership or any of the Subsidiaries on a consolidated basis, except as described or contemplated in the Prospectus, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity, partners' equity or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus and/or the Indenture; and other than as set forth in the Prospectus, no proceedings shall be pending or, to the knowledge of the Company or the Operating Partnership, after due inquiry, threatened against the Operating Partnership or the Company or any Property before or by any federal, state or other commission, board or administrative agency, where an unfavorable decision, ruling or finding could reasonably be expected to result in a Material Adverse Effect;

          (e) you shall have received on and as of the Closing Date a certificate signed by the Chairman of the Board of Directors or President or Chief Executive Officer of the Company and the Chief Financial or Accounting Officer of the Company, in their capacities as officers of the Company, on behalf of the Company for itself and as general partner of the Operating Partnership, satisfactory to you to the effect set forth in subsections (a) through (d) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity, partners' equity or results of operations of the Operating Partnership, the Company and the Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

          (f) you shall have received on the Closing Date, an opinion or opinions (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Company and the Operating Partnership, to the effect that:

               (i) The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction identified with an asterisk in Schedule IV hereto. Each of FIFC and FISC is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction identified with an asterisk in Schedule IV hereto.

               (ii) The Operating Partnership and each of the Financing Partnership and Securities, L.P. has been duly formed and is validly existing as a limited partnership in good standing under the laws of its state of organization. The Operating Partnership and each of the Financing Partnership and Securities, L.P. has all requisite partnership power and authority to own, lease and operate its properties and other assets, to conduct the business in which it is engaged and proposes to engage, in each case, as described in the Prospectus, and the Operating Partnership has the partnership power to enter into and perform its obligations under this Agreement and the Indenture. The Operating Partnership and each of the Financing Partnership and Securities, L.P. is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction identified with an asterisk in Schedule IV hereto.

               (iii) Intentionally omitted.

               (iv) To the knowledge of such counsel, none of the Company, the Operating Partnership, the Financing Partnership, Securities, L.P., FIFC or FISC is in violation of or default under its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of such entities is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any document (as in effect on the date of such opinion) listed as an exhibit to the Registration Statement, each of the

          Company's and the Operating Partnership's Annual Report on Form 10-K, as amended, if applicable, and each of the Company's and the Operating Partnership's most recent Quarterly Report on Form 10-Q, as amended, if applicable, to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity or any Property is subject to or bound by (it being understood that (i) such counsel need express no opinion with respect to matters relating to any contract, indenture, mortgage, loan agreement, note lease, joint venture or partnership agreement or other instrument or agreement relating to the acquisition, transfer, operation, maintenance, management or financing of any property or assets of such entity or any other Property and (ii) such counsel may assume compliance with the financial covenants contained in any such document), except in each case for violations or defaults which in the aggregate are not reasonably expected to have a Material Adverse Effect.

               (v) This Agreement was duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership.

               (vi) The Remarketing Agreement has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and legally binding instrument of it enforceable against it in accordance with its terms, except that the enforceability thereof may be limited by or subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) the enforceability of rights in indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

               (vii) The issuance of the Securities has been duly authorized by the Company on behalf of the Operating Partnership, and when executed and authenticated by the Trustee in accordance with the terms of the Indenture, and delivered to, and paid for by, the Underwriters in accordance with the terms of this Agreement, such Securities will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits provided for in the Indenture, enforceable against the Operating Partnership in accordance with their terms.

               (viii) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in ac-cordance with its terms; and the Indenture has been duly qualified under the TIA.

               (ix) The Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus under the captions "Description of Drs." and "Description of Debt Securities."

               (x) The Registration Statement has been declared effective under the Securities Act and the Indenture has been qualified under the TIA, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the Prospectus has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (xi) The execution and delivery of this Agreement, the Indenture and the Remarketing Agreement, the issuance and sale of the Securities and the performance by the Company and the Operating Partnership of their respective obligations under the Securities, this Agreement, the Indenture and the Remarketing Agreement and the consummation of the transactions herein and therein contemplated will not require, to such counsel's knowledge, any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, the TIA and the state securities, Blue Sky or real estate syndication laws in connection with the purchase and distribution of the Securities by the Underwriters) and did not and do not conflict with or constitute a breach or violation of or default under: (1) any document (as in effect on the date of such opinion) listed as an exhibit to the Registration Statement, each of the Company's and the Operating Partnership's Annual Report on Form 10-K, as amended, if applicable, and each of the Company's and the Operating Partnership's most recent Quarterly Report on Form 10-Q, as amended, if applicable, to which any such entity is a party or by which it or any of them or any of their respective properties or other assets may be bound or subject and of which such counsel is aware (it being understood that (i) such counsel need express no opinion with respect to matters relating to any contract, indenture, mortgage, loan agreement, note lease, joint venture or partnership agreement or other instrument or agreement relating to the acquisition, transfer, operation, maintenance, management or financing of any property or assets of such entity or any other Property and (ii) such counsel may assume compliance with the financial covenants contained in any such document); (2) the certificate of limited partnership or partnership agreement, as the case may be, of the Operating Partnership, the Financing Partnership, and Securities, L.P. or the articles of incorporation or bylaws, as the case may be, of the Company, FIFC or

          FISC; (3) any applicable law, rule or administrative regulation, except in each case for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

               (xii) To the knowledge of such counsel, no Material authorization, approval, consent or order of any court or governmental authority or agency or any other entity is required in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the Securities Act, the TIA or the by-laws, corporate financing rule and conflict of interest rule of the NASD, or state securities, blue sky or real estate syndication laws, or such as have been received prior to the date of such opinion.

               (xiii) The Registration Statement, at the time it became effective and the Prospectus, as of the date of the Prospectus Supplement (in each case, other than the Form T-1 and the financial statements and supporting schedule and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act.

               (xiv) Each of the Underwriters is receiving good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities if the Underwriters acquire such Securities in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities.

               (xv) Intentionally omitted.

               (xvi) To such counsel's knowledge, there is no document or contract of a character required to be described or referred to in the Registration Statement and Prospectus or to be filed as exhibits thereto by the Securities Act other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.

               (xvii) The partnership agreement of each of the Operating Partnership, Securities, L.P. and the Financing Partnership has been duly authorized, validly executed and delivered by each of the Company and the Subsidiaries, to the extent they are parties thereto, and is valid, legally binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (xviii) The Company and the Operating Partnership satisfy all conditions and requirements for filing the Registration Statement on Form S-3 under the Act.

               (xix) None of the Company, the Corporate Subsidiaries or the Partnership Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

     In addition, Cahill Gordon & Reindel shall confirm that the opinion filed as Exhibit 8 to the Registration Statement is true and correct as of the date thereof and permit the Underwriters to rely on such opinion as if it were addressed to the Underwriters.

     In addition, Cahill Gordon & Reindel shall state that it has participated in conferences with officers and other representatives of the Company, the Operating Partnership and the Subsidiaries, representatives of the independent public accountants for the Company and the Operating Partnership and the Subsidiaries and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis thereof, but without independent verification by such counsel of, and without passing upon or assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to the attention of such counsel that lead them to believe that (i) the Registration Statement, including the documents incorporated therein by reference, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Prospectus, as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or the Form T-1).

     In giving its opinion, such counsel may rely (i) as to all matters of fact, upon certificates and written statements of officers, directors, partners and employees of and accountants for each of the Company, the Operating Partnership, the Corporate Subsidiaries and the Partnership Subsidiaries, (ii) as to matters of Maryland law, on the opinion of McGuire, Woods, Battle & Boothe, L.L.P., Baltimore, Maryland, which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters, (iii) as to matters of Illinois law, on the opinion of Barack Ferrazzano Kirschbaum, Perlman & Nagelberg, Chicago, Illinois, which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters, and (iv) as to the good standing and qualification of the Company, the Operating Partnership, the Corporate Subsidiaries and the Partnership Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions. Counsel need express no opinion (A) as to the enforceability of forum selection clauses in the federal courts or (B) with respect to the requirements of, or compliance with, any state securities or "Blue Sky" or real estate syndication laws;

               (g) You shall have received on the Closing Date, an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of McGuire, Woods, Battle & Boothe, L.L.P., special Maryland counsel for the Company, to the effect that:

                    (i) Each of the Company and the Corporate Subsidiaries has
               been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation.

                    (ii) Each of the Company and the Corporate Subsidiaries has
               corporate power and authority to own, lease and operate its properties and other assets and to conduct the business in which it is engaged or proposes to engage, in each case, as described in the Prospectus, and the Company has the corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture.

                    (iii) The issuance of Securities have been duly authorized by the Company on behalf of the Operating Partnership.

                    (iv) Each of this Agreement, the Indenture and the
               Remarketing Agreement was duly and validly authorized, executed and delivered by the Company, on behalf of itself and the Operating Partnership.

                    (v) The execution and delivery of this Agreement and the
               Indenture, the performance of the obligations and the consummation of the transaction set forth herein and therein by the Company will not require, to the knowledge of such counsel, any consent, approval, authorization or other order of any Maryland court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or other securities laws) and did not and do not conflict with or constitute a breach or violation of or default under: (A) the charter or by-laws, as the case may be, of the Company; and (B) any applicable Maryland law, rule or administrative regulation or any order or administrative or court decree of which such counsel is aware, except in each case for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

                    (vi) To the knowledge of such counsel, no Material
               authorization, approval, consent or order of any Maryland court, governmental authority, agency or other entity is required in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under Maryland securities, blue sky or real estate syndication laws.

                    (vii) The information in the Prospectus under "Description of Debt Securities," "Certain Provisions of Maryland Law and The Company's Articles of Incorporation and Bylaws" and "Restrictions on Transfers of Capital Stock" and in Part II of the Registration Statement under Item 15, to the extent that it constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents or legal conclusions, has been reviewed by such counsel and, as to Maryland law, is correct in all material respects and presents fairly the information required to be disclosed therein.

                    (viii) The Company and each of the Corporate Subsidiaries
               was authorized to enter into the partnership agreement of each Partnership Subsidiary for which the Company or such Corporate Subsidiary, as the case may be, is the general partner.

               (h) You shall have received on the Closing date, an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, special Illinois counsel for the Company, to the effect that:

                    (i) To the knowledge of such counsel, none of the Company,
               FRA, the Operating Partnership, FIMC, the Mortgage Partnership, FIH, FII, FIHC and FIIC is in violation of, or default in connection with the performance or observance of any obligation, agreement, covenant or condition contained in any or all of (A) the consummation of (1) a certain revolving credit facility made available to the Operating Partnership by The First National Bank of Chicago and Union Bank of Switzerland, New York Branch ("UBS"), on behalf of themselves and as agents for various co-lenders; and (2) a certain mortgage loan made available to the Mortgage Partnership by Nomura Asset Capital Corporation; (B) the assumption by the Operating Partnership of a certain mortgage loan from PFL Life Insurance Company made available to Fourth Brookville Associates Limited Partnership; (C) the assumption by the Operating Partnership of a certain loan from Monumental Life Insurance Company made available to Lincoln Center Associates Limited Partnership; (D) the assumption by the Operating Partnership of a certain loan from Sun Life Assurance Company of Canada made available to Sealy James Park, L.L.C.; (E) the assumption by the Operating Partnership of a certain mortgage loan from American National Insurance Company made available to American National Bank and Trust Company of Chicago, as Trustee under Trust No. 113913-07; (F) the assumption by the Operating Partnership of a certain mortgage loan from State Street Bank and Trust Company, as Trustee for Holders of Commercial Mortgage Pass-Through Certificates, acting by and through Lutheran Brotherhood, its duly authorized Attorney-in-Fact, made available to Walglen Investments Limited;
               (G) the origination of a certain mortgage loan made available to the Operating Partnership and Indianapolis, L.P. by Connecticut General Life Insurance Company; and (H) the acquisition of property by the Operating Partnership subject to a certain mortgagee loan from Smithkline Beecham Clinical Laboratories, Inc. made available to 290 Industrial Co., LLC (all such indebtedness referenced in (A) through (H), collectively, the "Credit Documents") and (b) various pending agreements of purchase and sale into which FR Acquisitions, Inc. has entered into for the purchase of certain real properties (collectively, the "Pending Contracts"), except in each case for defaults that, in the aggregate, are not reasonably expected to have a Material Adverse Effect.

                    (ii) The execution and delivery of this Agreement and the
               Indenture and the performance of the obligations set forth herein and therein by the Company and the Operating Partnership did not and do not conflict with, or constitute a breach or violation of, or default under: (A) any or all of the Credit Documents and the Pending Contracts; (B) any applicable law, rule or administrative regulation of the federal government (or agency thereof) of the United States; or (C) any order or administrative or court decree issued to or against, or concerning any or all of the Company, FRA, the Operating Partnership, FIH, FII, the Mortgage Partnership, FIHC, FIMC and FIIC, of which, in the cases of clauses (B) and (C) above, such counsel is aware, except in each case for conflicts, breaches, violations or defaults that, in the aggregate, would not have a Material Adverse Effect.

                    (iii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened that do, or are likely to, have a Material Adverse Effect.

                    (iv) The information in the Prospectus Supplement under
               "Prospectus Supplement Summary--Recent Developments" and in the 10-K under Item 2 "The Properties--Mortgage Loans" (other than information relating to a certain mortgage loan made available to First Industrial Financing Partnership, L.P. by Nomura Asset Capital Corporation) to the extent that it constitutes statements of law, descriptions of statutes, summaries of principal financing terms of Credit Documents or legal conclusions, has been reviewed by such counsel and is correct in all material respects and presents fairly the information disclosed therein.

               (i) On the date hereof, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters (and to its counsel), confirming that they are independent public accountants with respect to the Op-erating Partnership, the Company and the Subsidiaries as required by the Securities Act and with respect to the financial and other statistical and numerical information contained in the Registration Statement and the Prospectus and containing statements and information of the type ordinarily included in accountants' "comfort letters" as set forth in the AICPA's Statement on Auditing Standards 72. At the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date, which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the Closing Date;

               (j) You shall have received on the Closing Date an opinion, dated the Closing Date, of Rogers & Wells LLP ("Rogers & Wells"), counsel for the Underwriters, as to the matters referred to in clause (i) (with respect to the Company only) of Section 6(g) and clauses (ii) (with respect to the Operating Partnership and the first sentence only), (v), (vii) (with respect to the first subclause only), (viii),
          (ix) (with respect to "Description of Debt Securities" only) (xiii) and (xiv) of Section 6(f) and in addition, Rogers & Wells shall make statements similar to those contained in the second paragraph following Section 6(f)(xix) hereto and shall be entitled to rely on those persons described in the third paragraph following Section 6(f)(xix) hereto with respect to the matters described therein.

               (k) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis, Polk & Wardwell, special counsel to the Underwriters, as to the matters referred to in clauses (vii) (except for the first subclause thereof), (ix) (with respect to the "Description of Drs. only) and (xvi) (with respect to "Certain United States Federal Income Tax Considerations" and "Description of Drs.-General,-Mandatory Tender of Drs.,-Remarketing,-Repurchase and -Redemption" only) of Section 6(f).

               (l) On or prior to the Closing Date, the Operating Partnership shall have executed and delivered the Remarketing Agreement in a form and manner acceptable to J.P. Morgan Securities Inc., as remarketing dealer thereunder.

               (m) At the Closing Date, the Securities shall have the ratings accorded by any "nationally recognized statistical organization," as defined by the Commission for purposes of Rule 436(g)(2) under the Act if and as specified in Schedule I hereto, and the Operating Partnership shall have delivered to J.P. Morgan Securities Inc. a letter, dated as of such date, from each such rating organization, or other evidence satisfactory J.P. Morgan Securities Inc., confirming that the Securities have such ratings. Since the date hereof, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's securities or the Oper-ating Partnership's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's securities or the Operating Partnership's other securities.

               (n) If the Registration Statement or an offering of Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (o) At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Operating Partnership and the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to Rogers & Wells, counsel for the Underwriters.

     7. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company or the Operating Partnership shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Operating Partnership in writing by such Underwriter through you expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of the person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus or preliminary prospectus supplement is eliminated or remedied in the Prospectus (as amended or supplemented if the Company or the Operating Partnership shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person, provided further that the Company and the Operating Partnership shall have complied with their obligations under Section 5(a) hereof with respect to the Prospectus (as so amended or supplemented).

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Operating Partnership, and the Company's and the Operating Partnership's officers and directors who sign the Registration Statement and each person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and the Operating Partnership in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and
Section 4(b), the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is
(a) the names of the Underwriters on the cover page of the Prospectus specifically relating to the Securities, (b) the information regarding stabilization on the inside front cover page of the Prospectus specifically relating to the Securities, (c) the information in the second paragraph on page S-12, and (d) the information in the chart, and the third and sixth paragraphs under the caption "Underwriting" in the Prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Operating Partnership, their directors, their officers who sign the Registration Statement and such control persons of the Company and the Operating Partnership or authorized representatives shall be designated in writing by the Company or the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. If it is ultimately determined that an Indemnified Person was not entitled to indemnification hereunder, such Indemnified Person shall be responsible for repaying or reimbursing the Indemnifying Person for any amounts so paid or incurred by such Indemnifying Person pursuant to this paragraph. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwrit-ers on the other hand from the offering of the Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the Operating Partnership and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in
Schedule II hereto, and not joint,

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company and the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company or the Operating Partnership and (c) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in your absolute discretion by notice given to the Operating Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date (a) the Company and the Operating Partnership shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreements on its part to be performed hereunder, (b) any other conditions to the Underwriters' obligations hereunder are not fulfilled, (c) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (d) trading of any securities of or guaranteed by the Company and the Operating Partnership shall have been suspended on any exchange or in any over-the-counter market, (e) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (f) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriter or Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the non-defaulting Underwriters may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Operating Partnership for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Operating Partnership. In any such case either you or the Company and the Operating Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company and the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company and the Operating Partnership shall be unable to perform their obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company and the Operating Partnership agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities contemplated hereunder and the Company and the Operating Partnership shall then be under no further liability to any Underwriters pursuant to this Agreement except as provided in Sections 5(k) and 7 of this Agreement.

     11. This Agreement shall inure to the benefit of and be legally binding upon the Company, the Operating Partnership, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by you jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by you jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention: Syndicate Department, with a copy to Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166,
Attention: Robert E. King, Jr., Esq. Notices to the Company shall be given to it at First Industrial Realty Trust, Inc., 311 South Wacker Drive, Suite 4000, Chicago, Illinois, 60606, Attention: Michael T. Tomasz, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York, 10005, Attention: Gerald
S. Tanenbaum, Esq.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                              Very truly yours,

                              FIRST INDUSTRIAL REALTY TRUST, INC.


                              By: /s/ Gary H. Heigl
                                  -----------------------------------------
                                  Name: Gary H. Heigl
                                  Title:   Senior Vice President - Capital
                                                Markets


                              FIRST INDUSTRIAL, L.P.

                              By: First Industrial Realty Trust, Inc.,
                                    as its sole general partner


                              By: /s/ Gary H. Heigl
                                  -----------------------------------------
                                  Name: Gary H. Heigl
                                  Title:   Senior Vice president - Capital
                                             Markets


Accepted:  March 26, 1998

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE FENNER & SMITH
  INCORPORATED
UBS SECURITIES LLC
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

By:    J.P. MORGAN SECURITIES INC., on behalf of itself and
       the several Underwriters listed in Schedule II hereto



By:    /s/ Patricia Lunka
       -------------------------------
       Name: Patricia Lunka
       Title:   Vice President

                                   SCHEDULE I



Underwriters:                                     J.P. Morgan Securities Inc.
                                                  Donaldson, Lufkin & Jenrette
                                                  Securities Corporation Merrill
                                                  Lynch, Pierce Fenner & Smith
                                                  Incorporated UBS Securities
                                                  LLC

Underwriting Agreement dated:                     March 26, 1998

Registration Statement No.:                       333-43641

Title of Securities:                              6 1/2% Dealer remarketable
                                                  securities ("Drs.") due 2011

Aggregate principal amount:                       $100,000,000

Price to Public:                                  99.753% of the principal
                                                  amount of the Drs., plus
                                                  accrued interest, if any,
                                                  from March 31, 1998.

Purchase Price:                                   99.303% of the principal
                                                  amount of the Drs., plus
                                                  accrued interest, if any,
                                                  from March 31, 1998.

Indenture:                                        Indenture dated as of May 13,
                                                  1997 and the Fourth
                                                  Supplemental Indenture to be
                                                  dated as of March 31, 1998,
                                                  both between the Company,
                                                  the Operating Partnership and
                                                  the Trustee.

Maturity:                                         April 5, 2011

Interest Rate:                                    6 1/2% until the Remarketing
                                                  Date. Thereafter, if the Drs.
                                                  remain outstanding, they
                                                  will bear interest at the
                                                  Interest Rate to Maturity
                                                  determined in accordance with
                                                  the procedures described
                                                  in the Prospectus Supplement
                                                  dated March 26, 1998 to
                                                  the Prospectus dated
                                                  January 27, 1998.

Interest Payment Dates:                           April 5 and October 5, com-
                                                  mencing October 5, 1998.

Remarketing/Mandatory
Repurchase Provisions
                                                  The Drs. are subject to
                                                  mandatory tender on April 5,
                                                  2001 (the "Remarketing Date").
                                                  If J.P. Morgan Securities
                                                  Inc., as Remarketing Dealer
                                                  (the "Remarketing Dealer"),
                                                  has elected to remarket the
                                                  Drs. as described in the
                                                  Prospectus, the Drs. will be
                                                  subject to mandatory tender to
                                                  the Remarketing Dealer at 100%
                                                  of the principal amount there-
                                                  of for remarketing on the
                                                  Remarketing Date. If the Re-
                                                  marketing Dealer elects not to
                                                  remarket the Drs., or for
                                                  any reason does not purchase
                                                  all of the Drs. on the Remar-
                                                  keting Date, the Company will
                                                  be required to purchase on the
                                                  Remarketing Date any Drs. that
                                                  have not been purchased by the
                                                  Remarketing Dealer at 100% of
                                                  the principal amount thereof
                                                  plus accrued interest, if any.

Redemption:                                       The Drs. will be redeemable on
                                                  the Remarketing Date on the
                                                  terms described in the
                                                  Prospectus.

Sinking Fund Provisions:                          None

Remarketing Agreement:                            The Company and the  Remarket-
                                                  ing  Dealer shall execute and
                                                  deliver a remarketing agree-
                                                  ment on or prior to the
                                                  Closing Date. In considera-
                                                  tion therefor, the Remarketing
                                                  Dealer shall make a payment to
                                                  the Company on the Closing
                                                  Date equal to 2.760% of the
                                                  principal amount of the Drs.

Other Significant Provisions:                     As set forth in the
                                                  Prospectus.

Ratings:                                          Standard & Poor's - "BBB"
                                                  Fitch Investor Service, L.P.-
                                                  "BBB+" Moody's Investors
                                                  Service - "Baa2" Duff & Phelps
                                                  - "BBB"

Closing  Date and Time of  Delivery:              The Closing will be held at
                                                  9:00 A.M. (E.S.T.) on
                                                  March 31, 1998, with the
                                                  Securities being delivered
                                                  through the book-entry
                                                  facilities of The Depository
                                                  Trust Company ("DTC") and
                                                  made available for checking by
                                                  DTC and the Trustee at least
                                                  24 hours prior to the Closing
                                                  Date.

Closing Location:                                 Rogers & Wells LLP
                                                  200 Park Avenue
                                                  New York, NY  10166

                                                                     SCHEDULE II



                                                            Principal Amount
                                                              of Drs. To Be
Underwriters                                                    Purchased

J.P. Morgan Securities Inc...........................          $60,000,000
Donaldson, Lufkin & Jenrette
  Securities Corporation.............................          $10,000,000
Merrill Lynch, Pierce Fenner
  & Smith Incorporated...............................          $15,000,000
UBS Securities LLC...................................          $15,000,000
                                                               -----------

  Total..............................................         $100,000,000
                                                              ============

                                                                    SCHEDULE III

                                  SUBSIDIARIES


First Industrial Securities Corporation
First Industrial Securities, L.P.
First Industrial Mortgage Corporation
First Industrial Mortgage Partnership, L.P.
First Industrial Financing Corporation
First Industrial Financing Partnership, L.P.
First Industrial Indianapolis Corporation
First Industrial Indianapolis, L.P.
First Industrial Harrisburg Corporation
First Industrial Harrisburg, L.P.
First Industrial Development Services Group, L.P.
FI Development Services Corporation
First Industrial Pennsylvania Corporation
First Industrial Pennsylvania Partnership, L.P.
FR Acquisitions, Inc.
First Industrial Management Corporation
FR Development Services, L.L.C.
FR Development Services, Inc.

                                                                     SCHEDULE IV



             JURISDICTIONS OF FOREIGN QUALIFICATION OF THE COMPANY, THE CORPORATE SUBSIDIARIES AND THE PARTNERSHIP SUBSIDIARIES


ENTITY:                                                   JURISDICTION

First Industrial, L.P.                                    Georgia*
                                                          Illinois*
                                                          Indiana*
                                                          Iowa
                                                          Michigan
                                                          Minnesota*
                                                          Missouri
                                                          New Jersey*
                                                          New York*
                                                          Ohio
                                                          Pennsylvania
                                                          Tennessee
                                                          Wisconsin

First Industrial Realty Trust, Inc.                       Georgia*
                                                          Illinois*
                                                          Indiana*
                                                          Michigan*
                                                          Minnesota*
                                                          New Jersey*
                                                          New York*
                                                          Ohio

First Industrial Securities, L.P.                         Illinois
                                                          Michigan
                                                          Minnesota
                                                          Pennsylvania

First Industrial Securities Corporation                   Illinois*
                                                          Michigan*

First Industrial Pennsylvania Partnership, L.P.           Pennsylvania

First Industrial Pennsylvania Corporation                 Pennsylvania

First Industrial Harrisburg, L.P.                         Pennsylvania

First Industrial Harrisburg Corporation                   Pennsylvania

First Industrial Financing Partnership, L.P.              Georgia
                                                          Illinois
                                                          Iowa
                                                          Michigan
                                                          Minnesota
                                                          Missouri
                                                          New Hampshire
                                                          Pennsylvania
                                                          Tennessee
                                                          Texas
                                                          Wisconsin

First Industrial Finance Corporation                      Georgia*
                                                          Illinois*
                                                          Michigan*
                                                          Wisconsin

First Industrial Management Corporation                   Georgia
                                                          Illinois
                                                          Indiana
                                                          Iowa
                                                          Kansas
                                                          Michigan
                                                          Minnesota
                                                          Missouri
                                                          New Hampshire
                                                          Ohio
                                                          Pennsylvania
                                                          Tennessee
                                                          Texas
                                                          Wisconsin

First Industrial (Atlanta) Management Corporation         Georgia
                                                          Illinois

FR Acquisitions, Inc.                                     Georgia
                                                          Illinois
                                                          Indiana
                                                          Michigan
                                                          Minnesota
                                                          Missouri
                                                          Ohio

                                                          Pennsylvania
                                                          Tennessee
                                                          Wisconsin

First Industrial Mortgage Partnership, L.P.               Georgia
                                                          Illinois
                                                          Michigan
                                                          Minnesota
                                                          Missouri
                                                          Tennessee

First Industrial Mortgage Corporation                     Illinois
                                                          Michigan

First Industrial Indianapolis, L.P.                       Indiana

First Industrial Indianapolis Corporation                 None

First Industrial Development Services Group, L.P.         None

FI Development Services Corporation                       None

--------------------------

*  Denotes jurisdictions on which counsel is opining.






                                      -3-